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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 13, 2002

ERP OPERATING LIMITED PARTNERSHIP
(Exact Name of Registrant as Specified in Charter)

Illinois (State or other Jurisdiction of Incorporation or organization)	0-24920 (Commission File Number)	36-3894853 (I.R.S. Employer Identification No.)

Two North Riverside Plaza, Suite 400
Chicago, Illinois 60606
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (312) 474-1300

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 9. Regulation FD Disclosure

        On August 13, 2002, each of the Chief Executive Officer, Douglas Crocker II, and Chief Financial Officer, David J. Neithercut, of Equity Residential, General Partner of ERP Operating Limited Partnership, submitted to the Commission, their respective Certifications, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (the "Certifications").

        A copy of each of the Certifications is attached hereto as an Exhibit (Exhibit 99.1 and Exhibit 99.2, respectively).

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERP OPERATING LIMITED PARTNERSHIP
	By:	EQUITY RESIDENTIAL, its General Partner
Date: August 13, 2002		By:	/s/ BRADLEY A. VAN AUKEN First Vice President

EXHIBIT INDEX

Exhibit	Document

99.1	Certification, pursuant to 18 U.S.C. Section 1350, as adopted, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Douglas Crocker II, Chief Executive Officer of Registrant's General Partner
99.2	Certification, pursuant to 18 U.S.C. Section 1350, as adopted, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of David J. Neithercut, Chief Financial Officer of Registrant's General Partner

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  ITEM 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX